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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Microelectronic Packaging, Inc.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                        MICROELECTRONIC PACKAGING, INC.

                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                             AUGUST 14, 1997

TO THE SHAREHOLDERS OF MICROELECTRONIC PACKAGING, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Microelectronic Packaging, Inc. (the "Company"), a California corporation, will be held on August 14, 1997, at 10:00 a.m., local time, at 9350 Trade Place, San Diego, California 92126, for the following purposes:

    1. To elect directors to serve for the ensuing year or until their successors are elected and qualified.

    2. To approve various amendments to the Company's 1993 Stock Option/Stock Issuance Plan including the following:

      (i) increase the number of shares of Common Stock authorized for issuance over the term of such plan by an additional 4,000,000 shares;

      (ii) amend the eligibility provisions of the Discretionary Option Grant and Stock Issuance Programs to make non-employee Board members eligible to receive stock option grants and direct stock issuances pursuant to such programs; and

      (iii) amend the Automatic Option Grant Program to among other things
    (a) provide for special one-time options grants to be made to those individuals then serving or newly-appointed as non-employee Board members on November 21, 1996, and (b) increase the number of shares of Common Stock subject to automatic option grants to be made to new and continuing non-employee Board members on and after November 21, 1996.

    3. To approve an increase in the Company's authorized but unissued capital stock to consist of 35,000,000 additional shares of Common Stock for a total of 50,000,000 authorized shares of Common Stock and 10,000,000 shares of undesignated preferred stock.

    4. To ratify the appointment of BDO Seidman, LLP ("BDO") as independent accountants of the Company for the fiscal year ended December 31, 1997.

    5. To vote upon such other matters as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on July 15, 1997 are entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company for a period of ten days before the Annual Meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose.

  Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,

                                          Alfred Jay Moran, Jr.
                                          President and Chief Executive
                                          Officer

June 20, 1997

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

General....................................................................   1
  Revocability of Proxies..................................................   1
  Solicitation.............................................................   1
  Deadline for Receipt of Shareholder Proposals............................   1
  Record Date and Voting...................................................   1
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.............................   2
  PROPOSAL ONE--ELECTION OF DIRECTORS......................................   2
    Nominees...............................................................   2
    Business Experience of Directors.......................................   2
    Director Remuneration..................................................   4
    Certain Relationships and Related Transactions.........................   6
  PROPOSAL TWO--APPROVAL OF AMENDMENTS TO
   THE 1993 STOCK OPTION/STOCK ISSUANCE PLAN...............................   7
    Discretionary Option Grant Program.....................................   8
    Automatic Option Grant Program.........................................   9
    Stock Issuance Program.................................................   9
    Federal Income Tax Consequences........................................  10
    Accounting Treatment...................................................  11
    Stock Awards...........................................................  11
    1997 Cancellation/Regrant Program......................................  12
    New Plan Benefits......................................................  13
    Shareholder Approval...................................................  13
  PROPOSAL THREE--INCREASE IN AUTHORIZED CAPITAL STOCK.....................  14
  PROPOSAL FOUR--RATIFICATION OF INDEPENDENT ACCOUNTANTS...................  16
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...........  19
EXECUTIVE COMPENSATION AND RELATED INFORMATION.............................  21
  Option Grants in Last Fiscal Year........................................  23
  Aggregated Option Exercises and Fiscal Year-End Values...................  24
  Compensation Committee Interlocks and Insider Participation..............  24
  Employment Contracts and Termination of Employment and Change in Control
   Arrangements............................................................  24
COMPENSATION COMMITTEE REPORT..............................................  26
  General Compensation Policy..............................................  26
  Factors..................................................................  26
  Base Salary..............................................................  26
  Annual Incentive Compensation............................................  26
  Long-Term Incentive Compensation.........................................  26
  CEO Compensation.........................................................  27
  Compliance with Internal Revenue Code Section 162(m).....................  27
COMPARISON OF SHAREHOLDER RETURN...........................................  28
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.......  29
INFORMATION INCORPORATED BY REFERENCE......................................  29
FORM 10-K..................................................................  29

                        MICROELECTRONIC PACKAGING, INC.
                               9350 TRADE PLACE
                          SAN DIEGO, CALIFORNIA 92126

                                PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON AUGUST 14, 1997

GENERAL

  The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of Microelectronic Packaging, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on August 14, 1997 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., local time, at the Company's corporate headquarters at 9350 Trade Place, San Diego, California, 92126.

  These proxy solicitation materials were mailed on or about July 15, 1997 to all shareholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

  Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Chief Financial Officer of the Company at the Company's principal executive offices, 9350 Trade Place, San Diego, California, 92126, a notice of revocation or another signed Proxy with a later date. Any person may also revoke his or her Proxy by attending the Annual Meeting and voting in person.

SOLICITATION

  The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail will be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No compensation will be paid to directors, officers or employees for any such services. To assist in the solicitation process, the Company has retained Beacon Hill Partners, Inc. The fee for such services will be approximately $6,000 plus reasonable expenses incurred to distribute solicitation materials.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

  Proposals of shareholders of the Company that are intended to be presented by such shareholders at the 1998 Annual Meeting of Shareholders must be received by the Company no later than December 29, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

RECORD DATE AND VOTING

  Shareholders of record on July 15, 1997 are entitled to notice of and to vote at the Annual Meeting. At the record date, 10,793,280 shares of the Company's common stock ("Common Stock"), no par value, were issued and outstanding. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. Each shareholder is entitled to one vote for each share of Common Stock held by such shareholder. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
                      PROPOSAL ONE--ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the Board of Directors shall be comprised of no fewer than four (4) nor greater than seven (7) Directors, with the exact number to be fixed by the Board. The currently authorized number of Directors is five (5), and, as of the date of this Proxy Statement, is comprised of Messrs. Solomon, Bryan, Howland, da Silva and Stein. The Board of Directors has selected four (4) nominees to be elected at the next Annual Meeting. Mr. Thompson resigned effective June 12, 1997 for health reasons and has been replaced by Mr. Stein. Mr. da Silva is not seeking reelection to the Board of Directors and his term will end on the date set for the Annual Meeting. The fifth position will remain vacant until the Board of Directors locates a suitable candidate. PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED. Pursuant to the terms of the March 1996 agreement among the Company and Transpac Capital Pte. Ltd. and a group of investors (collectively, "Transpac"), Transpac has observer rights with respect to deliberations by the Board of Directors and the right, in the future, to appoint a representative of Transpac to the Company's Board of Directors. To date, Transpac has not exercised either such right. At the Annual Meeting, four (4) Directors referred to below are to be elected to serve until the Company's next annual meeting or until their successors are elected and qualified. The Board of Directors has selected four (4) nominees, all of whom are current Directors of the Company. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below. The four (4) candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected Directors of the Company.

NOMINEES

  Set forth below is information regarding the nominees, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they were selected as directors or nominees and their ages as of June 12, 1997.

                                                  POSITIONS AND OFFICES HELD
NAME                                      AGE          WITH THE COMPANY
----                                      ---     --------------------------
Lewis Solomon(1)(2)(4)...................  63 Chairman of the Board of Directors
Anthony J.A. Bryan(1)....................  74 Director
Frank Howland(1)(3)(4)...................  70 Director
Gary S. Stein(2).........................  48 Director

--------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

(3) Member of the Stock Option Plan Administration Committee

(4) Member of the Technology Committee

BUSINESS EXPERIENCE OF DIRECTORS

  The principal occupations of each current director of the Company for at least the last five (5) years are as follows:

  Lewis Solomon has served on the Board of Directors of the Company and as a consultant to the Company since November 1996. Since 1988, Mr. Solomon has been Chairman of the Board of Directors of G&L Investments, a strategic business consulting firm ("G&L"). Mr. Solomon previously served on the Board of Directors of the Company from January 1984 to February 1995. From October 1983 to February 1987, Mr. Solomon was Executive Vice President with Alan Patricof & Associates, an international venture capital fund. From 1969 to October 1983, Mr. Solomon worked at General Instrument Corporation, a semiconductor and electronics manufacturing company ("General Instrument"), where his last position was Senior Vice

President and Assistant to the Chief Executive Officer. Mr. Solomon also serves on the Boards of Directors of Anacomp, Inc. a manufacturer of magnetic products, Anadigics, Inc., a manufacturer of gallium arsenide semiconductors, and Computer Products, Inc., a communications company. Mr. Solomon holds a B.S. degree in physics from St. Joseph's College and an M.S. in industrial engineering from Temple University.

  Anthony J. A. Bryan has served on the Company's Board of Directors since November 1996. Since March 1996, Mr. Bryan has been Senior Managing Director of The Watley Group, LLC, a firm that specializes in corporate restructurings, management consulting, merchant banking and mergers and acquisitions. From December 1987 to December 1995, Mr. Bryan was Chairman of the Executive Committee of Hospital Corporation International, a hospital management and health care company. From March 1988 to February 1991, Mr. Bryan was Chairman and Chief Executive Officer of Oceanics Group, a company specializing in offshore surveying and positioning services. Prior to that, Mr. Bryan was Chairman, President and Chief Operating Officer of Copperweld Corporation and President and Chief Executive Officer of Cameron Iron Works. Mr. Bryan has served on the boards of directors of several industrial, charitable and educational institutions, including Federal Express, Chrysler Corporation, Pittsburgh National Corporation and Imetal (Paris). Mr. Bryan holds a Masters Degree in Business Administration from Harvard University.

  Frank L. Howland has served on the Company's Board of Directors since June 1994. Since March 1989, Dr. Howland has been President of Frank L. Howland Inc., a consulting company specializing in the area of assembly and packaging of electronic components. From 1955 to 1989, Dr. Howland was a manager in the Electronic Component Research and Development divisions of Bell Laboratories, Inc. Dr. Howland holds a B.S. degree in civil engineering from Rutgers University and an M.S. and Ph.D. in civil/structural engineering from the University of Illinois.

  Gary S. Stein was appointed to the Board of Directors on June 12, 1997, and has served as a consultant to the Company since November 1996. Since 1988, Mr. Stein has been President of G&L. Since 1993, Mr. Stein has been Director, President and Chief Operating Officer of Liverpool Industries, Inc., a manufacturer of precision sheet metal fabricated products and other components. From 1972 to 1988, Mr. Stein was employed by General Instrument, where he was a Vice President and Corporate Officer, and subsequently, was Vice President for Corporate Strategic Marketing. Previously, at General Instrument, Mr. Stein held the chief operating officer positions of President of the Worldwide Wagering Group and Chairman of American Totalisator, Inc., Vice President and General Manager--Power Semiconductor Division and Vice President and General Manager of a joint venture in pay television between Mattel, Inc. and General Instrument. Mr. Stein holds a B.A. degree in economics from Beloit College and received a Masters degree in Business Administration in Finance from the Wharton School of Business at the University of Pennsylvania. Mr. Stein has also completed the Executive Marketing Management Program at the Harvard Business School.

  There are no family relationships among executive officers or directors of the Company.

  During the fiscal year ended December 31, 1996, the Board of Directors held eight (8) meetings and acted by unanimous written consent on three (3) occasions. The Board of Directors has an Audit Committee, a Compensation Committee, a Stock Option Plan Administration Committee and a Technology Committee. No Director serving for the full fiscal year attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board on which he serves.

  The Audit Committee currently consists of three (3) Directors, Messrs. Stein, Solomon and da Silva. The Audit Committee is primarily responsible for approving the services performed by the Company's independent accountants and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. During fiscal year ended December 31, 1996, the Audit Committee held six (6) meetings.

  The Compensation Committee currently consists of three (3) Directors, Mr. Bryan, the Chairman, Dr. Howland and Mr. Solomon. During the fiscal year ended December 31, 1996, the Compensation Committee held five (5) meetings. This Committee reviews and approves the Company's general compensation policies and sets compensation levels, subject to Board review, for the Company's executive officers.

  The Technology Committee currently consists of two (2) Directors, Mr. Lewis Solomon, the Chairman, and Dr. Howland and was established in December 1996. No meetings of such Committee were held in 1996. This Committee reviews and makes suggestions to the Board about the current technology being marketed and used by the Company.

  In January 1997, the Board of Directors authorized the creation of a Stock Option Plan Administration Committee to administer the Company's 1993 Stock Option/Stock Issuance Plan. The Stock Option Plan Administration Committee currently consists of one (1) Director, Dr. Howland, the Chairman.

DIRECTOR REMUNERATION

  Directors are reimbursed for expenses incurred in connection with attending Board and Committee meetings. Between April 1994 and October 31, 1996, each non-employee Board member received a fee of $1,000 for each meeting attended. Effective as of November 7, 1996, each non-employee Director began to receive a fee of $1,500 for each meeting attended, $750 for each Board committee meeting that does not occur on the date of a Board meeting and a fee of $1,000 for each month of Board service as a Director. Directors who are also employees of the Company receive no additional remuneration for serving as Directors (other than reimbursement for expenses incurred).

  Assuming shareholder approval of Proposal Two, each individual who first joins the Board as a non-employee director at any time after November 21, 1996, such as Mr. Stein, or who was a member of the Board of Directors on November 21, 1996, will receive an option grant for 15,000 shares of Common Stock under the Automatic Option Grant Program in effect for non-employee Board members under the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"). In addition, at each Annual Shareholders' Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not he is standing for re-election at that particular meeting, will receive an option grant for 10,000 shares of Common Stock. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of the Common Stock on the grant date and will have a maximum term of ten years, subject to earlier termination should the optionee cease to serve as a Board member. Each option granted under the Automatic Option Grant Program becomes exercisable in four successive equal annual installments over the optionee's period of continued Board service, measured from the grant date. However, the shares subject to each outstanding option under the Automatic Option Grant Program will immediately vest in full upon (i) an acquisition of the Company by merger or asset sale, (ii) a hostile takeover of the Company or (ii) the optionee's death or disability while continuing to serve as a Board member. For further information concerning the terms and conditions of these various option grants, please see the summary of the Automatic Option Grant Program in Proposal Two below.

  Under the Automatic Option Grant Program, a stock option for 900 shares of Common Stock was granted on May 29, 1996 to each of Dr. Howland, Mr. Thompson, Dr. Wilmer Bottoms (former director) and Mr. Cecil Smith (former director), who continued to serve as non-employee Board members following the Annual Shareholders Meeting held on that date. Each option has an exercise price of $4.19 per share.

  Each individual serving as a non-employee Board member on November 21, 1996 (Mr. Howland and Mr. Thompson), and each non-employee director appointed on such date (Mr. Solomon and Mr. Bryan), received a stock option grant under the Automatic Option Grant Program on such date for 15,000 shares of Common Stock. Each such option has an exercise price of $1.91 per share, the fair market value of the Common Stock on the date of grant.

  On June 12, 1997, Mr. Stein was appointed to the Board to fill the vacancy created by the resignation of Mr. Thompson. Pursuant to the Automatic Option Grant Program of the 1993 Plan, Mr. Stein (a non-employee director) received a stock option grant for 15,000 shares of Common Stock, which has an exercise price of $0.22 per share, the fair market value of the Common Stock on the date of grant. Such option grant is subject to shareholder approval.

  On November 21, 1996, each of Messrs. Solomon, Bryan, Thompson, Stein (in his capacity as a consultant to the Company), Howland and da Silva (an employee-director) were also awarded an option grant under the Discretionary Option Grant Program of the 1993 Plan to purchase shares of Common Stock at an exercise price of $1.91 per share, the fair market value of the Common Stock on such date. The number of shares subject to each such grant is as follows:
Mr. Solomon--187,500; Mr. Bryan--125,000; Mr. Thompson--100,000; Mr. Stein--
187,500; Mr. Howland--100,000; and Mr. da Silva--15,000. With respect to the options granted to Mr. Solomon, Mr. Stein and Mr. Bryan, such options were immediately vested as to 150,000, 150,000 and 100,000 of the option shares, respectively, and each of the remaining option shares are to become vested upon the provision of six (6) full years of continuous service to the Company, subject to acceleration of vesting upon the consummation by the Company of a Board-approved financing plan for up to $15 million at a price per share of not less than $1.875. With respect to the options granted to Messrs. Thompson, Howland and da Silva, vesting of all of the option shares was also conditional upon the provision of six (6) full years of continuous service to the Company, subject to acceleration of vesting upon the consummation of such a Board-approved financing plan for up to $15 million at a price per share of not less than $1.875. In addition, the Board of Directors agreed to grant at a later date additional options to Messrs. Bryan (75,000), Stein (112,500) and Solomon (112,500) at the then fair market value of the Company's Common Stock on the date that is the earlier of (i) two full business days after the public announcement of the execution of a Board-approved term sheet for a financing plan as described in this paragraph or (ii) July 1, 1997. The vesting on such shares shall be identical to the first set of option grants to such three individuals as set forth above. All such options referred to in this paragraph vest in full on a change of control.

  The Company currently intends to cancel and regrant substantially all existing options (other than options granted pursuant to the Automatic Option Grant Program), including the options described in this section after the 1997 Annual Meeting. Based in part upon the delisting of the Company's Common Stock from the Nasdaq National Market, the financial condition of the Company, the stock price, the probable lack of a request for a $15 million financing, the desire to avoid any compensation expense in the Company's financial statements and the necessity of retaining its employees, the Company believes that this cancellation and regrant program would be in the best interests of the shareholders. As such, the Board of Directors and the Stock Option Plan Administration Committee currently intend to cancel and regrant substantially all options outstanding under the Discretionary Option Grant Program of the Plan and grant an equivalent number of additional options to persons who have received options under the Automatic Option Grant Program with an exercise price in excess of the fair market value of the Common Stock of the Company as traded on the Nasdaq Electronic Bulletin Board on the Grant Date. Pursuant to such program, each such outstanding option will be cancelled and a new replacement option will be granted for the same number of shares, with an exercise price based on the fair market value of the Common Stock on the new grant date, and with a new vesting schedule measured from such date. In addition, on the new grant date, each of the non-employee directors will be granted an additional option under the Discretionary Option Grant Program of the 1993 Plan to purchase shares of Common Stock.

  For options granted to Messrs. Solomon and Bryan on November 21, 1996, on the new grant date, it is currently anticipated that such options shall be immediately vested with respect to 50% of the option shares and will become vested for the remaining option shares in a series of equal annual installments over the consultant's two-year period of service with the Company measured from new grant date. It is presently anticipated that the director grants to Messrs. Thompson and Howland shall vest in full on such new grant date. In addition, it is currently anticipated that the additional options to be granted under certain future events to Messrs. Solomon (112,500), Stein (112,500) and Bryan (75,000) will be granted to such persons on such new grant date with the fair market value on the new date of grant with the same vesting schedule as set forth in the sentence preceding the previous sentence. Vesting of all of these option shares will be subject to full acceleration in the event of a change in control of the Company. The options granted to the nonemployee directors and consultants on November 21, 1996 and subsequently cancelled and regranted on the new grant date will be subject to approval by the shareholders of the amendments to the 1993 Plan at the Annual Meeting.

  During 1996, the Company paid Dr. Howland $6,840 for fees and expenses incurred in connection with consulting services provided to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In November 1996, the Company entered into an agreement for consulting services with G&L, which establishes a consulting relationship with, among others, Lewis Solomon (Chairman of the Board of Directors) and Gary Stein (appointed to the Board on June 12, 1997 to replace Mr. Thompson). In exchange for consulting services, G&L, through an affiliate, receives $15,000 plus reasonable expenses for each month that G&L provides services to the Company. In January 1997, the Company agreed to pay an additional aggregate sum of $50,000 to G&L, through an affiliate, over the six-month period starting in January 1997. In June 1997, the Company agreed to pay an additional aggregate sum of $50,000 to G&L, through an affiliate, over the six month period starting in July 1997 (which payments are cancelable upon 90 days prior written notice by the Board of Directors to G&L). In November 1996, the Company also entered into an agreement for consulting services with The Watley Group, LLC ("Watley") which employs Mr. Moran and Mr. Anthony Bryan (a Director), among others, pursuant to which Watley receives $15,000 plus reasonable expenses for each month that it provides services to the Company. Through the agreement with Watley, the Company has retained Mr. Moran as President and Chief Executive Officer of the Company. In January 1997, the Company agreed to pay Watley an additional aggregate sum of $50,000 over the six-month period starting in January 1997. In June 1997, the Company agreed to pay an additional aggregate sum of $50,000 to Watley over the six month period starting in July 1997 (which payments are cancelable upon 90 days prior written notice by the Board of Directors to Watley). Starting in January 1997, the Company also retained Mr. Moran as a full-time employee and will pay Mr. Moran the prevailing minimum wage (which prevailing wage shall be deducted from the additional $50,000 fee referred to above).

  In March 1996, pursuant to a subscription agreement, the Company consummated the sale and issuance of 842,013 shares of Common Stock (the "Transpac Shares") to Transpac Capital Pte. Ltd. and a group of related investors (collectively, "Transpac"), at the purchase price of $2.37526 per share, for a total purchase price of $2,000,000 (the "Transpac Financing"). The Transpac Shares represented approximately 7.8% of the Common Stock issued and outstanding on March 31, 1997. In conjunction with the Transpac Financing, MPM
(S) Pte. Ltd. ("MPM"), a wholly-owned subsidiary of the Company, issued a debenture ("Debenture") to Transpac in the principal amount of $9,000,000. From and after April 23, 1997, the Debenture can be converted into shares of MPM's Common Stock provided MPM is then a publicly traded company, or can be repaid in cash. In addition, the Debenture will also be convertible, at Transpac's option, into shares of the Company's Common Stock. Under its terms, the Debenture may be convertible into up to the number of shares of the Company's Common Stock that, when combined with the number of shares of the Company's Common Stock then issued to Transpac upon the closing of the Transpac Financing or otherwise, will equal 49.0% of the Company's then outstanding capitalization. The Debenture will also be convertible into the number of shares of MPM common stock that is equivalent to up to 45% of MPM's then outstanding capitalization at the time of conversion. Transpac has board observer rights and the right in the future to appoint a representative of Transpac to the Company's Board of Directors. The Company guaranteed the repayment of the Debenture. The Company and Transpac are currently negotiating an equity conversion of such debt since the conversion formula included in the Debenture is dependent upon the Company, or MPM, being profitable. Neither MPM nor the Company have been profitable, and MPM is currently in receivership under the laws of Singapore and will cease to exist thereafter. The only other option available to Transpac is to call upon the guarantee issued by the Company, which does not have the cash necessary to repay the Debenture. As of the date of this Proxy, the Company has not reached any agreement with Transpac regarding an equity conversion of the Debenture.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

                    PROPOSAL TWO--APPROVAL OF AMENDMENTS TO
                   THE 1993 STOCK OPTION/STOCK ISSUANCE PLAN

  On November 21, 1996 and April 10, 1997, the Board of Directors adopted, subject to shareholder approval, amendments to and a restatement of the Company's 1993 Plan to effect the following changes: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the 1993 Plan from 690,632 shares to 4,690,632 shares; (ii) make the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program of such plan and direct stock issuances under the Stock Issuance Program; (iii) amend the Automatic Option Grant Program to provide for a special one-time option grant of 15,000 shares of Common Stock to be awarded on November 21, 1996 to each individual continuing to serve or newly-appointed as a non-employee Board member on such date; (iv) amend the Automatic Option Grant Program to increase the number of shares of Common Stock for which option grants are to be made to each new non-employee Board member from 10,000 to 15,000 shares and to increase the number of shares for which option grants are to be made annually to each continuing non-employee Board member from 900 to 10,000 shares; (v) provide that unvested shares of Common Stock repurchased by the Company pursuant to its repurchase rights under the 1993 Plan will be made available for future option grants and stock issuances under such plan; and (vi) effect a number of additional changes to the administrative provisions and shareholder approval requirements of the 1993 Plan to conform the 1993 Plan with recent amendments made by the Securities and Exchange Commission with respect to the short-swing trading exemptions available for transactions effected under the 1993 Plan by the Company's executive officers and Board members.

  The 1993 Plan was adopted by the Board of Directors on December 9, 1993 and subsequently approved by the Company's shareholders. The 1993 Plan is the successor to the Company's 1988 Stock Option Plan (the "Predecessor Plan"). As of March 31, 1997, options covering an aggregate of 2,086,556 shares of Common Stock were outstanding under the 1993 Plan, 61,015 shares of Common Stock had been issued under such plan, and 2,543,061 shares of Common Stock remained available for future option grants and stock issuances, assuming shareholder approval of the 4,000,000-share increase which forms part of this Proposal.

  The following is a summary of the principal features of the 1993 Plan, including the amendments which will become effective upon shareholder approval of this proposal. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Chief Financial Officer of the Company at the Company's principal executive offices in San Diego, California.

PLAN STRUCTURE

  The 1993 Plan contains three separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) an Automatic Option Grant Program and
(iii) a Stock Issuance Program. The principal features of these programs are described below.

ADMINISTRATION

  As of January 9, 1997, the 1993 Plan (other than the Automatic Option Grant Program) is administered by the Stock Option Plan Administration Committee (the "Plan Committee") of the Board, which Committee is currently comprised of one (1) non-employee member of the Board. The Plan Committee, as Plan Administrator, has complete discretion (subject to the provisions of the 1993
Plan) to authorize option grants and direct stock issuances under the 1993 Plan. However, the Board of Directors retains the complete discretion to administer the Discretionary Option Grant and Stock Issuance Programs of the 1993 Plan with respect to members of the Plan Committee. In addition, the Board of Directors may appoint a secondary committee, comprising two or more Board members, to act as Plan Administrator of the 1993 Plan with respect to individuals other than officers and directors of the Company who are subject to the short-swing profit trading restrictions of Section 16 of the Securities Exchange Act of 1934. All grants under the Automatic Option Grant Program are made in strict compliance with the provisions of that program and no administrative discretion is exercised by the Plan Administrator with respect to the grants made thereunder.

SHARE RESERVE

  A total of 4,690,632 shares of Common Stock (including the 4,000,000 shares subject to approval under this Proposal) has been reserved for issuance over the ten-year term of the 1993 Plan. In no event may any one participant in the 1993 Plan be granted stock options and direct stock issuances for more than 500,000 shares in the aggregate per calendar year. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1993 Plan and to each outstanding option.

ELIGIBILITY

  Employees (including officers), non-employee Board members and consultants and independent advisors of the Company and its parent and subsidiaries are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs of the 1993 Plan. Only non-employee members of the Board are eligible to participate in the Automatic Option Grant Program.

  As of March 31, 1997, five (5) executive officers, four (4) non-employee Board members and approximately 550 other employees were eligible to participate in the 1993 Plan.

VALUATION

  On and before March 12, 1997, the fair market value per share of Common Stock on any relevant date under the 1993 Plan was the closing selling price per share on that date on The Nasdaq National Market. Beginning March 13, 1997, the fair market value per share on any relevant date under the 1993 Plan will be the average of the highest bid and lowest ask trading price per share on that date on The Nasdaq Electronic Bulletin Board, provided the Company timely files all reports required under the Securities Exchange Act of 1934, as amended. On March 31, 1997 the average of the highest and lowest trading prices per share was $0.297.

                      DISCRETIONARY OPTION GRANT PROGRAM

  Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than 85% of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten (10) years.

  Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which such optionee's outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

  The Plan Administrator is authorized to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including options incorporated from the Predecessor Plan) which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price based on the market price of the Common Stock at the time of the new grant. The Plan Administrator intends to effect such a cancellation and regrant of outstanding options immediately following the 1997 Annual Meeting. For more information regarding this cancellation and regrant of options, see the discussion after the section below entitled "Stock Awards."

                        AUTOMATIC OPTION GRANT PROGRAM

  Under the amended provisions of the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on November 21, 1996 and each individual who was appointed by the Board as a new non-employee Board member on such date, was granted on such date a non-statutory option to purchase 15,000 shares of Common Stock. Each individual who first becomes a non-employee Board member after November 21, 1996, whether through election by the shareholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 15,000 shares of Common Stock.

  On the date of each Annual Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted a non-statutory option to purchase 10,000 shares of Common Stock. There will be no limit to the number of such 10,000-share option grants any one non-employee Board member may receive over his or her period of Board service.

  Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the option grant date.

  Each option will become vested for the option shares in four (4) equal annual installments over the optionee's period of Board service, with the first such installment to become vested upon the completion of one year of Board service measured from the option grant date. The vesting of each automatic option grant will immediately accelerate upon the optionee's death or permanent disability or upon certain changes in the ownership or control of the Company.

  Upon cessation of Board service, the non-employee Board member will have a limited time to exercise his or her automatic options, but in no event may the option be exercised after the expiration date of the option term. Any shares not exercisable at the time of such cessation of Board service will terminate and cease to be outstanding.

                            STOCK ISSUANCE PROGRAM

  Shares may be sold under the Stock Issuance Program at a price per share not less than 85% of the fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

  The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

ACCELERATION

  In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. Any options assumed or replaced in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service is subsequently terminated within a specified period following the acquisition. Under the Predecessor Plan, certain options did not accelerate upon an asset sale but did accelerate upon a merger or consolidation.

  The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

  The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options or the purchase price of shares under the 1993 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

SPECIAL TAX ELECTION

  The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

AMENDMENT AND TERMINATION

  The Board may amend or modify the 1993 Plan in any or all respects whatsoever subject to any required shareholder approval. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on December 8, 2003.

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

  Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of option differs as follows:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these holding periods is not satisfied, then a disqualifying disposition will result.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of shares purchased under incentive options.

  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option without a readily ascertainable fair market value. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such share. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCES

  The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

                             ACCOUNTING TREATMENT

  Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with an exercise price equal to the fair market value of the option shares at the time of grant will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

  Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances made under the 1993 Plan with exercise or issue prices equal to 100% of the fair market value of the Common Stock will not result in any charge to the Company's earnings, but the Company must disclose, in footnotes to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share.

                                 STOCK AWARDS

  The following table shows, as to each of the executive officers named in the Summary Compensation Table and each of the indicated groups, the number of shares of Common Stock subject to options granted between January 1, 1996 and March 31, 1997, together with the current weighted average exercise price payable per share. A portion of the options granted to such individuals is subject to shareholder approval of this Proposal Two, as described in the New Plan Benefits Table below.

                           OPTION TRANSACTIONS

  The table below provides a summary of ALL stock option grants made under the 1993 Plan during the period January 1, 1996 to March 31, 1997.

                                                                     WEIGHTED
                                                      NUMBER OF      AVERAGE
NAME                                                OPTION SHARES EXERCISE PRICE
----                                                ------------- --------------
Alfred J. Moran, Jr...............................     125,000         $1.91
President and Chief Executive Officer

Timothy da Silva..................................      15,000         $1.91
Former President and Chief Executive Officer,
 Director

Jee Fook Pak......................................      45,280       $1.0625
Senior Vice President of Microelectronic Packaging
(S) Pte., Ltd. ("MPS") and Managing Director of
CERDIPS

Charles F. Wheatley...............................     178,678       $1.0625
Vice President, Sales and Marketing
Ernest J. Joly....................................           0         $0.00

Former Senior Vice President and General Manager of Microelectronic Packaging America ("MPA")

All current executive officers as a group (5
 persons).........................................     648,958         $1.45

All current directors (other than executive
 officers) as a group (4 persons).................     589,300         $1.91

All employees, including current officers who are
 not executive officers,
 as a group (550 persons).........................     115,333         $1.31

                       1997 CANCELLATION/REGRANT PROGRAM

  The Company currently intends to cancel and regrant substantially all existing options (other than options granted pursuant to the Automatic Option Grant Program), including the options described in this section after the 1997 Annual Meeting. Based in part upon the delisting of the Company's Common Stock from the Nasdaq National Market, the financial condition of the Company, the stock price, the probable lack of a request for a $15 million financing, desire to avoid any compensation expense in the Company's financial statements and the necessity of retaining its employees, the Company believes that this cancellation and regrant program would be in the best interests of the shareholders. As such, the Board of Directors and the Stock Option Plan Administration Committee currently intends to cancel and regrant substantially all options outstanding under the Discretionary Option Grant Program of the Plan and grant an equivalent number of additional options to persons who have received options under the Automatic Option Grant Program with an exercise price in excess of the fair market value of the Common Stock of the Company as traded on the Nasdaq Electronic Bulletin Board on the Grant Date. Pursuant to such program, each such outstanding option will be cancelled and a new replacement option will be granted for the same number of shares, with an exercise price based on the fair market value of the Common Stock on the new grant date.

                               NEW PLAN BENEFITS

  The following table shows, as to each of the Named Executive Officers and each of the indicated groups, only the number of shares subject to options granted through March 31, 1997 on the basis of the amendments to the 1993 Plan for which shareholder approval is sought under this Proposal, together with the weighted average exercise price payable per share.

                                                                    WEIGHTED
                                                     NUMBER OF      AVERAGE
NAME                                               OPTION SHARES EXERCISE PRICE
----                                               ------------- --------------
Alfred J. Moran, Jr...............................    125,000         $1.91
President and Chief Executive Officer

Timothy da Silva..................................     15,000         $1.91
Former President and Chief Executive Officer,
 Director

Jee Fook Pak......................................     45,280       $1.0625
Senior Vice President--MPS

Charles F. Wheatley...............................    178,678       $1.0625
Vice President Sales and Marketing

Ernest J. Joly....................................          0         $0.00
Former Vice President and General Manager of MPA

All current executive officers as a group (5
 persons).........................................    598,958         $1.24

All current directors who are not executive
 officers, as a group (4 persons).................    587,500         $1.91

All employees, including current officers who are
 not executive officers,
 as a group (550 persons).........................    106,333         $1.06

                             SHAREHOLDER APPROVAL

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting of the Shareholders is required for approval of the amendments to the 1993 Plan. Should such shareholder approval not be obtained, then all options (or portions thereof) previously granted under the 1993 Plan on the basis of the aggregate 4,000,000-share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and the 1993 Plan will terminate once the balance of the share reserve as last approved by the shareholders has been issued pursuant to outstanding option grants and stock issuances under the 1993 Plan. In addition, should such shareholder approval not be obtained, then the automatic option grants made to those individuals serving as non-employee Board members on and after November 21, 1996 and June 12, 1997, including the grants made to those individuals appointed as non-employee Board members on such date, will terminate. The automatic option grants to be made to eligible non-employee Board members upon their initial election or appointment to the Board after November 21, 1996 will remain at 10,000 shares per individual and the automatic option grants to be made to continuing non-employee Board members at each Annual Meeting will remain at 900 shares per individual. In addition, the non-employee Board members will not become eligible to participate in the Discretionary Option Grant and Stock Issuance Programs of the 1993 Plan and unvested shares repurchased by the Company at the option or issue price per share will not be available for reissuance under the 1993 Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1993 PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO CONTINUE TO HAVE A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE SHAREHOLDERS.

             PROPOSAL THREE--INCREASE IN AUTHORIZED CAPITAL STOCK

  The Board of Directors is requesting shareholder approval of an amendment of the Company's Amended and Restated Articles of Incorporation ("Articles of Incorporation") to increase the number of shares of Common Stock authorized for issuance from 15,000,000 to 50,000,000, to create an additional class of stock to be designated "Preferred Stock", the terms of which shall be determined by the Board of Directors in its sole discretion without further shareholder approval, and to authorize the issuance of up to 10,000,000 shares of undesignated Preferred Stock.

  On April 15, 1997, 10,793,280 shares of the Company's Common Stock were issued and outstanding. As of such date, 4,690,632 shares of the Company's Common Stock (including the 4,000,000 shares subject to approval under Proposal Two) are reserved for issuance upon exercise of options or warrants. The remaining 34,516,088 shares of authorized but unissued Common Stock (including the 35,000,000 shares subject to approval under this Proposal) are not reserved for any specific use and are available for future issuance.

  The Board of Directors considers it advisable to have additional shares available for possible future financings, acquisitions, debt conversions and exchanges, stock dividends or stock splits, for issuance under the Company's employee benefit plans and for other general corporate purposes. The Company also intends to enter into agreements to restructure certain outstanding debts of certain creditors and/or to obtain financing in exchange for the issuance of shares of Common and/or Preferred Stock that would be authorized by the approval of this Proposal Three.(1) The availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special shareholders' meeting.

--------

(1) On March 27, 1996, the Company and MPM (S) Pte. Ltd. ("MPM") consummated a financing (the "Transpac Financing") with Transpac pursuant to which the Company issued 842,013 shares of its Common Stock to Transpac for the aggregate purchase price of $2,000,000 and MPM issued a debenture (the "Debenture") to Transpac in the principal amount of $9.0 million. The Debenture has a term of five years and bears interest at the rate of 8.5% per annum. Accrued and unpaid interest is due and payable in annual installments at the end of each year of the term of the Debenture. The principal outstanding under the Debenture will be due and payable in full at the end of the five-year term, however, from and after April 23, 1997 and through the term of the Debenture, the Debenture will be convertible at Transpac's option into shares of common stock of MPM or Common Stock of MPI. The Company has not made any payments under the Debenture. The equity conversion terms of the Debenture are currently being renegotiated since the conversion formula included in the Debenture is dependent upon the Company, or MPM, being profitable. Neither MPM nor the Company have been profitable, and MPM is currently in receivership under the laws of Singapore and will cease to exist thereafter. The only other option available to Transpac is to call upon the guarantee issued by the Company, which does not have the cash necessary to repay the Debenture. There can be no assurance that the Company and Transpac will be able to agree on the terms of any conversion, nor can there be any assurance that such conversion, if agreed upon, will be on terms favorable to the Company. In addition, were the Company and Transpac to agree to a conversion, such conversion would significantly dilute any earnings per share amounts and significantly dilute the ownership interest of MPI's existing investors.

  The proposed amendment of the Articles of Incorporation would authorize the Board of Directors to determine, with respect to each series of Preferred Stock which may be issued, the powers, designations, preferences, and rights of the shares of such series and the qualifications, limitations, or restrictions thereof, including without limitation: (a) the distinctive designation and number of shares constituting such series; (b) the dividend rates, if any, on the shares of that series and whether dividends would be cumulative or non-cumulative, and if cumulative, the date from which dividends on the series would accumulate; (c) whether, and upon what terms and conditions, the shares of that series would be convertible into or exchangeable for other securities or cash or other property or rights; (d) whether, and upon what terms and conditions, the shares of that series would be redeemable, including the date or dates upon or after which they shall be redeemable; (e) the rights and preferences, if any, to which the shares of that series would be entitled in the event of voluntary or involuntary dissolution or liquidation of the Company; (f) whether a sinking fund would be provided for the redemption of the series and, if so, the terms of and amount payable into such sinking fund; (g) whether the holders of such securities would have voting rights and the extent of those voting rights; (h) whether the issuance of any additional shares of such series, or of any other series, shall be subject to restrictions as to issuance or as to the powers, preferences or rights of any such other series; and (i) any other preferences, privileges and relative rights of such series as the Board of Directors may deem advisable. Holders of the Company's Common Stock would have no preemptive right to purchase or otherwise acquire any Preferred Stock that may be issued in the future.

  The effects of the authorization of the Preferred Stock upon the rights of holders of the Company's Common Stock depends upon the respective powers, designations, preferences, rights, qualifications, limitations and restrictions of the shares of one or more series of Preferred Stock as determined by the Board of Directors. Such effects might include: (a) dilution of the voting power of the Common Stock if and to the extent that shares of the Preferred Stock have voting rights or are convertible into shares of Common Stock and such conversion rights are exercised; (b) the subordination of the rights of holders of Common Stock to share in the Company's assets upon liquidation to the prior satisfaction of any liquidation preference granted to shares of the Preferred Stock; and (c) reduction of the amount otherwise available for payment of dividends on common stock, to the extent dividends are payable on any issued shares of Preferred Stock, and restrictions on dividends on Common Stock if dividends on the Preferred Stock are in arrears.

  Under certain circumstances, the shares of undesignated Preferred Stock that are authorized but unissued could be issued to create voting impediments or to frustrate persons seeking to effect a takeover, engage in proxy contests or otherwise gain control of the Company. The Company could authorize holders of undesignated Preferred Stock to vote as a class, either separately or with the holders of the Common Stock or other Preferred Stock, and with voting rights per share that are the same as or different than the voting rights of a share of Common Stock or other Preferred Stock, on the election of directors, a merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. If a separate class vote of undesignated Preferred Stock were required, approval of such a transaction would require the consent of the holders of such stock. In addition, the shares of undesignated Preferred Stock could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Such uses could enhance the Board's ability to deal with attempts to gain control of, or impose transactions upon, the Company that the Board of Directors believes are coercive, unfair or otherwise not in the best interests of the Company and its shareholders.

  Authorizing the undesignated Preferred Stock might also have the possible effect of discouraging an attempt by another person to acquire control of the Company, since the issuance of shares of the undesignated Preferred Stock could be used to dilute the stock ownership of a person seeking to obtain control and to increase the cost to a person seeking to acquire that percentage of the voting stock of the Company required to accomplish certain business transactions or to take certain actions regarding directors.

  As of the date hereof, other than as set forth herein, the Board of Directors of the Company has no present knowledge of any attempts to accumulate stock of the Company or other attempts to change the control of the Company. Other than as set forth herein, the Company has no agreements or understandings to issue any shares of the undesignated Preferred Stock. The Board of Directors believes the Company will benefit from having the flexibility to provide for the issuance of the undesignated Preferred Stock for any future financing, acquisition or related purposes without the need for further action by the shareholders in this respect.

  No further actions or authorization by shareholders would be necessary or sought by the Board of Directors prior to an issuance of shares of Preferred Stock except as may be required by law or applicable stock exchange regulations.

  The proposed amendment to the Company's Amended and Restated Articles of Incorporation was approved by all of the directors of the Company present at a meeting of the Board of Directors on April 10, 1997 at which meeting a quorum was present.

  THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION ALTHOUGH BROKER NON-VOTES AND ABSTENTIONS HAVE THE EFFECT OF VOTES AGAINST THIS PROPOSAL THREE. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE INCREASE IN THE COMPANY'S AUTHORIZED BUT UNISSUED SHARES OF CAPITAL STOCK TO INCLUDE 35,000,000 ADDITIONAL SHARES OF COMMON STOCK AND 10,000,000 SHARES OF UNDESIGNATED PREFERRED STOCK.

            PROPOSAL FOUR--RATIFICATION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has appointed the firm of BDO Seidman, LLP ("BDO"), independent accountants, to audit the financial statements of the Company for the fiscal year ended December 31, 1997, and is asking the shareholders to ratify this appointment.

  In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its shareholders. The affirmative vote of the holders of a majority of the Company's voting shares represented and voting at the Annual Meeting is required to ratify the selection of BDO.

  Prior to November 21, 1995, the Company's independent accountants were Price Waterhouse LLP ("Price Waterhouse"). Price Waterhouse had audited the Company's financial statements annually since 1984. Effective November 21, 1995, the Company dismissed Price Waterhouse as the Company's independent accountants. The decision to dismiss Price Waterhouse was approved by the Company's Board of Directors and Audit Committee on November 20, 1995. The Company retained BDO as the Company's independent certified accountants effective November 21, 1995. The decision to retain BDO was approved by the Company's Board of Directors and Audit Committee on November 20, 1995. Prior to November 21, 1995, the Company did not consult with BDO regarding any matters relating to accounting principles or practices, financial statement disclosure, the type of opinion that might be rendered on the Company's financial statements, or on any matter that was either the subject of a disagreement or a reportable event with Price Waterhouse.

  Prior to its dismissal, Price Waterhouse delivered to the Company Reports of Independent Accountants dated March 1, 1994 and April 11, 1995, on the Company's financial statements for the two (2) fiscal years ended December 31, 1993 and December 31, 1994, respectively. Neither of these reports contained an adverse opinion or a disclaimer of opinion and neither of such reports was qualified or modified as to uncertainty, audit scope, or accounting principles except that each of such reports contained an explanatory paragraph regarding the Company's ability to continue as a going concern.

  In connection with the audits for the fiscal years ended December 31, 1993, December 31, 1994 and through November 21, 1995 (the date of dismissal), there were no disagreements with Price Waterhouse over any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse, would have caused Price Waterhouse to make reference thereto in their reports on the financial statements for such years.

  In connection with its audit of the Company's financial statements for the fiscal year ended December 31, 1994, Price Waterhouse reported to the Audit Committee of the Company's Board of Directors that the Company's accounting treatment for foreign currency transactions represented a material weakness in the Company's internal controls.

  A representative of BDO is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF BDO TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997.

EXECUTIVE OFFICERS OF THE REGISTRANT

  The executive officers of the Company, their ages as of April 10, 1997, and their positions are as follows:

NAME                     AGE                            POSITION
----                     ---                            --------
Alfred Jay Moran, Jr....  53 President and Chief Executive Officer
Denis J. Trafecanty.....  54 Senior Vice President, Chief Financial Officer and Secretary
Charles F. Wheatley.....  62 Executive Vice President
Jee Fook Pak............  49 Senior Vice President of MPS and Managing Director for CERDIPs

BACKGROUND

  The principal occupations of each executive officer of the Company for at least the last five years are as follows:

  Alfred Jay Moran, Jr. joined the Company as a Consultant to the Company and as acting President and Chief Executive Officer in November 1996. On January 1, 1997, Mr. Moran became President and Chief Executive Officer of the Company. Since March 1996, Mr. Moran has been Senior Managing Director of The Watley Group, LLC, a firm that specializes in corporate restructurings, management consulting, merchant banking and mergers and acquisitions. From November 1992 to February 1996, Mr. Moran was Chairman, President and Chief Executive Officer of SeraCare, Inc., a hyperimmune plasma company (formerly known as American Blood Institute). From April 1993 to February 1996, Mr. Moran was Chairman, President and Chief Executive Officer of Gerant Companies, Inc., a holding company for turnaround companies (now known as Xplorer, Inc.). From August 1990 to August 1992, Mr. Moran was President and Chief Operating Officer of Web Enterprises, Inc., an international water feature design engineering and installation company. From March 1988 to October 1992, Mr. Moran was a senior consultant at Kibel, Green, Inc., a crisis management consulting firm. Mr. Moran holds a B.A. degree in Philosophy from the University of North Carolina at Chapel Hill and a Master Degree in Business Administration from Harvard University.

  Denis J. Trafecanty joined the Company in August 1996 as its Vice President and Chief Financial Officer and Secretary. In March 1997, he was promoted to Senior Vice President, Chief Financial Officer and Secretary. Prior to joining the Company, Mr. Trafecanty was the Vice President and Chief Financial Officer for Tandon Magnetics/Tandon USA, a manufacturer and distributor of personal computers and a distributor of computer hard disk drives, from September 1995 to August 1996. From December 1984 to August 1995, he was Vice President and Chief Financial Officer for Tandon Corporation (renamed TSL Holdings, Inc. in
1993), a manufacturer and distributor of personal computers and peripheral equipment.

  Charles F. Wheatley has been Senior Vice President, Sales and Marketing of MPI since January 1994. In March 1997, he was promoted to Executive Vice President. Prior to joining the Company, from May 1988 to January 1994, Mr. Wheatley served as a financial planning independent contractor for IDS/American Express Corp., a personal and business financial planning company. Mr. Wheatley also has 23 years of electronics industry experience in a variety of manufacturing, marketing and general management positions with several companies. Mr. Wheatley holds a B.A. degree in political science from Boston University.

  Jee Fook Pak has been the Senior Vice President of MPS and Managing Director for CERDIPs since January 1993. Mr. Pak joined the Company as Operation Manager for CERDIPs in 1984. Mr. Pak holds a B.S. degree in mathematics and chemistry from the National University of Singapore.

  To the Company's knowledge, based solely upon representations from its shareholders, each beneficial owner of more than ten percent of the Company's capital stock and all officers and directors filed all reports and reported all transactions on a timely basis with the Securities and Exchange Commission (the "Commission"), the NASD and the Company, except for Mr. Lewis Solomon. Mr. Lewis Solomon filed an amended Form 3 on February 14, 1997 indicating that he beneficially owned 616 shares of the Company's Common Stock. Such ownership was not reported on Mr. Solomon's initial Form 3 filed on or about November 21, 1996.

       SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information known to the Company regarding the ownership of the Company's Common Stock as of March 31, 1997 for (i) each Director and nominee who owns Common Stock, (ii) all persons or entities who were known by the Company to be beneficial owners of five percent (5%) or more of the Company's Common Stock, (iii) the Chief Executive Officer and the other executive officers whose compensation for 1996 were each in excess of $100,000 and (iv) all executive officers and Directors of the Company as a group.

NAME AND ADDRESS OF           NUMBER OF SHARES       PERCENT OF TOTAL SHARES
BENEFICIAL OWNER            BENEFICIALLY OWNED(1) OUTSTANDING BENEFICIALLY OWNED
-------------------         --------------------- ------------------------------
Entities that may be
deemed to be affiliated
with
Transpac Capital Pte. Ltd.
6 Shenton Way
#2D-09 DBS Building
Tower Two
Singapore 068809 (2)......         842,013                     7.8%
Entities that may be
deemed to be affiliated
with
Patricof & Co. Ventures,
Inc.
2100 Geng Road, Suite 200
Palo Alto, CA 94303 (3)...         733,997                     6.8%
Cabot Ceramics, Inc.
c/o Cabot Corporation
75 State Street
Boston, MA 02119-1806 (4).         656,992                    6.09%
Timothy da Silva (5)......         197,905                     1.8%
Lewis Solomon (6).........             --                         *
Anthony J.A. Bryan (6)....             --                         *
William R. Thompson (7)...           3,250                        *
Frank Howland (6).........           4,725                        *
Alfred J. Moran, Jr. (6)..             --                         *
Jee Fook Pak (6)..........          18,790                        *
Charles F. Wheatley (6)...          10,662                        *
Ernest J. Joly (6)........          10,661                        *
All directors and
 executive officers as a
 group  (9 persons) (8)...         245,993                     2.3%

--------
*  Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Percentage beneficially owned is based on a total of 10,793,280 shares of Common Stock issued and outstanding as of March 31, 1997. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 31, 1997 are deemed outstanding for computing the percentage of the person holding such options or warrants but are not outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) The Transpac entities include Transpac Capital Pte Ltd (the "Manager"), a Singapore private limited company; Transpac Industrial Holdings Limited ("TIH"), a Singapore private limited company; Regional Investment Company Limited ("Regional"), a Singapore public limited company; Transpac Equity Fund ("TEF"), a British Virgin Islands trust; Transpac Venture Partnership II ("TVP"), a collective investment scheme; Transpac Manager's Fund ("TMP"), a British Virgin Islands international business company; and NatSteel Equity III Pte Ltd ("NatSteel"), a Singapore private limited company. The Manager does not have any direct ownership interest in the Company's Common Stock. The Manager has, in its capacity as investment adviser to each of TIH, Regional, TEF and TVP, the power to control the voting and disposition of the 765,466 shares of Common Stock held in the aggregate by TIH, Regional, TEF and TVP and, therefore, may be deemed to be a beneficial owner of such shares. Such shares constitute approximately
    7.1 percent of the outstanding Common Stock. TIH has direct beneficial ownership of 334,069 shares (approximately 3.1%) of the Common Stock. TIH shares the power to control the voting and disposition of such 334,069 shares of Common Stock with the Manager. TIH disclaims beneficial ownership of any shares of Common Stock held by any other Transpac entity. Regional has direct beneficial ownership of 92,066 shares (approximately 1%) of the Common Stock. Regional shares the power to control the voting and disposition of such 92,066 shares of Common Stock with the Manager. Regional disclaims beneficial ownership of any shares of Common Stock held by any other Transpac entity. TEF has direct beneficial ownership of 197,285 shares (approximately 1.8%) of the Common Stock. TEF shares the power to control the voting and disposition of such 197,285 shares of Common Stock with the Manager. TEF disclaims beneficial ownership of any shares of Common Stock held by any other Transpac entity. TVP has direct beneficial ownership of 5,727 shares (approximately 1.3%) of the Common Stock. TVP shares the power to control the voting and disposition of such 139,415 shares of Common Stock with the Manager. TVP disclaims beneficial ownership of any shares of Common Stock held by any other Transpac entity. TMF has direct beneficial ownership of 2,631 shares (approximately 0.02%) of the Common Stock. NatSteel has direct beneficial ownership of 75,547 shares (approximately 0.69%) of the Common Stock. NatSteel and the Manager have no formal relationship, advisory or otherwise, in respect of the shares of Common Stock held by NatSteel. However, NatSteel anticipates that it may rely upon the advice of Transpac in connection with the voting and disposition of the shares of Common Stock held by it. NatSteel disclaims beneficial ownership of the shares of Common Stock held by any other Transpac entity. The preceding information was obtained from a
    Schedule 13D filed with the Securities and Exchange Commission on or about April 3, 1996. Mr. Steven Koo is Vice President of Transpac Capital Pte Ltd, and as such may be deemed to share voting and investment power with respect to the Transpac entities' shares. Mr. Koo disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Amount does not include any shares that may be issued upon conversion of the Transpac Debenture.

(3) Includes 202,736, 353,600, 90,466 and 87,195 shares owned by APA Excelsior Fund, APA Excelsior II, Coutts & Co. (Jersey) Ltd., Custodian for APA Excelsior Venture Capital Holding (Jersey) Ltd., and APA Venture Capital Fund, respectively, and 1,148, 1,143, 1,173 and zero shares, respectively, in the form of immediately exercisable warrants owned by such entities.

(4) Includes 654,236 shares owned by Cabot Ceramics, Inc. and 2,666 shares issuable upon exercise of a warrant. Cabot Ceramics, Inc. is a corporation wholly-owned by Cabot Corporation. The executive management of Cabot Corporation has voting and investment power over such shares and may be deemed to beneficially own such shares.

(5) Includes 1,000 shares registered in the name of Barbara da Silva, Mr. da Silva's spouse. All other shares beneficially owned by Mr. da Silva are in the form of stock options exercisable within sixty (60) days of March 31, 1997.

(6) All shares in the form of stock options exercisable within 60 days of March 31, 1997.

(7) Includes 1,000 shares owned by Mr. Thompson. All other shares beneficially owned by Mr. Thompson are in the form of stock options exercisable within sixty (60) days of March 31, 1997.

(8) See Notes 4 and 5 above. Excludes Mr. Stein who was appointed to the Board of Directors on June 12, 1997. Mr. Stein's beneficial ownership of shares (including options exercisable within 60 days of March 31, 1997) are zero
    (0).

  To the Company's knowledge, based solely upon representations from such shareholders, each beneficial owner of more than ten percent of the Company's capital stock and all officers and directors filed all reports and reported all transactions on a timely basis with the Securities and Exchange Commission (the "Commission"), the NASD and the Company, except for Mr. Lewis Solomon.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

  The following table provides certain summary information concerning compensation earned, for services rendered in all capacities to the Company and its subsidiaries, for the fiscal years ended December 31, 1994, 1995 and 1996, respectively, by the Company's Chief Executive Officer and each of the other three (3) most highly compensated executive officers of the Company who earned more than $100,000 in compensation for the 1996 fiscal year (hereafter referred to as the Named Executive Officers).

                          SUMMARY COMPENSATION TABLE

                                                                   LONG
                                                                   TERM
                                                                 COMPEN-
                                                                  SATION
                                 ANNUAL COMPENSATION              AWARDS
                         ------------------------------------   ----------
                                                      OTHER
                                                     ANNUAL     SECURITIES ALL OTHER
NAME AND PRINCIPAL                                   COMPEN-    UNDERLYING COMPENSA-
POSITION                 YEAR SALARY($)(1) BONUS($) SATION($)   OPTIONS(#) TION($)(2)
------------------       ---- ------------ -------- ---------   ---------- ----------
Alfred Jay Moran,
 Jr(6).................. 1996        --        --        --      125,000         --
 President and Chief
  Executive Officer      1995
                         1994
Timothy da Silva(3)..... 1996   196,309        --        --       15,000     20,473
 Former President and
  Chief Executive
  Officer                1995   180,000        --        --       97,471     19,691
                         1994   169,730        --        --       76,500     17,363
Jee Fook Pak............ 1996   175,186        --    36,867(4)        --     26,744
 Senior Vice President--
  MPS                    1995   161,810        --    34,371(4)    16,396     18,617
                         1994   139,130        --    20,426(4)     6,396     20,673
Charles F. Wheatley..... 1996   120,000     6,670        --           --      3,330
 Vice President Sales
  and Marketing          1995   120,000        --    77,348(5)    10,661      3,046
                         1994   108,460        --    60,028(5)    10,661      3,600
Ernest J. Joly.......... 1996   100,000        --        --           --      2,712
 Former Senior Vice
  President and          1995   100,006        --        --        7,996      2,423
 General Manager--MPA    1994    98,083        --        --       15,992      2,250

--------
(1) Includes pre-tax contributions by the Named Executive Officers to the Company's 401(k) Plan or, in the case of Mr. Pak, the Central Provident Fund.

(2) All other compensation is comprised of (i) the Company's matching contributions to its 401(k) Plan or, in the case of Mr. Pak, to the Central Provident Fund, and (ii) annual premiums paid for whole life insurance policies maintained for Messrs. da Silva and Pak. Under such policies, Messrs. da Silva and Pak may designate the beneficiary of the insurance proceeds payable upon death. In addition, Messrs. da Silva and

   Pak will be entitled to the cash surrender value of the policy should such individual continue in the Company's employ through the year 2002. The amounts of the Company's matching contribution to its 401(k) Plan and the life insurance premiums are set forth below:

                                                  MATCHING 401(K) LIFE INSURANCE
                                                   CONTRIBUTION      PREMIUM
                                                  --------------- --------------
   Alfred J. Moran, Jr.(6).................. 1996     $    --        $    --
                                             1995          --             --
                                             1994          --             --
   Timothy da Silva......................... 1996       4,500         15,973
                                             1995       4,569         15,122
                                             1994       4,470         12,893
   Jee Fook Pak............................. 1996      20,557          6,187
                                             1995      12,496          6,121
                                             1994      15,008          5,665
   Charles F. Wheatley...................... 1996       3,330             --
                                             1995       3,046             --
                                             1994       3,600             --
   Ernest J. Joly........................... 1996       2,712             --
                                             1995       2,423             --
                                             1994       2,250             --

(3) Mr. da Silva resigned as President and Chief Executive Officer effective December 31, 1996, although Mr. da Silva remained an employee until February 14, 1997.

(4) The Company provided Mr. Pak with a 1990 Toyota Corona for his use during 1994 and a 1995 Audi for his use during 1995 and 1996, the values of which use in Singapore are estimated to be $20,426 for 1994, $34,371 for 1995 and $36,857 for 1996.

(5) For 1995, Other Annual Compensation is comprised of housing reimbursement of $31,280, the value of the use of a 1989 Toyota Corona estimated to be $34,371, reimbursement of relocation and storage costs of $8,220, and reimbursement of medical expenses of $3,477, all in connection with Mr. Wheatley's overseas assignment. For 1994, Other Annual Compensation is comprised of the value of the use of a 1989 Toyota Corona provided to Mr. Wheatley by the Company which is estimated to be $20,426, $22,832 of living expenses, reimbursement of relocation and storage costs (for Mr. Wheatley's personal effects while in Singapore) of 12.538 and reimbursement of medial expenses of $4.232, all in connection with Mr. Wheatley's overseas assignment.

(6) Although Mr. Moran was not paid a salary in 1996, Mr. Moran is a member of The Watley Group, LLC, which is being paid a monthly fee by the Company of $15,000 starting in October 1996. Starting in January 1997, The Watley Group, LLC will be paid an aggregate of $50,000 additionally for two consecutive six-month periods beginning in January 1997. In addition, starting in January 1997, Mr. Moran will be paid the prevailing minimum wage of an employee (which prevailing wage shall be deducted from the additional $50,000 fee).

OPTION GRANTS IN LAST FISCAL YEAR

  The following table contains information concerning stock option grants made to the Company's Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended December 31, 1996. No stock appreciation rights were granted or exercised during such fiscal year.

                                  INDIVIDUAL GRANTS               POTENTIAL REALIZABLE VALUE AT
                         ------------------------------------- ASSUMED ANNUAL RATES OF STOCK PRICE
                         NUMBER OF                                APPRECIATION FOR OPTION TERM
                         SECURITIES    % OF TOTAL              --------------------------------------
                                        OPTIONS
                         UNDERLYING    GRANTED TO  EXERCISE OR
                          OPTIONS     EMPLOYEES IN BASE PRICE   EXPIRATION
NAME                     GRANTED(#)   FISCAL YEAR   ($/SH)(2)      DATE       5%($)(3)     10%($)(3)
----                     ----------   ------------ ----------- ------------  -----------  -----------
Alfred J. Moran, Jr.....  125,000(4)      11.2%      1.9063         11/21/06     149,858       379,769
Timothy da Silva........   15,000(1)      1.34%      1.9063         11/21/06      18,056        45,572
Jee Fook Pak............       --           --           --               --          --            --
Charles F. Wheatley.....       --           --           --               --          --            --
Ernest J. Joly..........       --           --           --               --          --            --

--------
(1) Mr. da Silva's option grant was awarded on November 21, 1996 at an exercise price of $1.91 per share, the fair market value of the Common Stock on such date, and is subject to shareholder approval at the 1997 Annual Meeting of the 4,000,000-share increase to the number of shares reserved for issuance under the 1993 Plan. Mr. da Silva's option would have vested upon the provision of six (6) full years of continous service to the Company subject to acceleration upon consummation of a Board-approved financing plan for up to $15 million at a price per share of not less than $1.875. The option will become immediately exercisable for all the option shares in the event of certain changes in control of the Company. The option has a maximum term of ten years, subject to earlier termination in the event of Mr. da Silva's cessation of service with the Company.

(2) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. The Plan Administrator may also permit the optionee to pay the exercise price in installments over a period of years. The Plan Administrator has the discretionary authority to reprice outstanding options through the cancellation of those options and the grant of replacement options with an exercise price equal to the fair market value of the option shares on the regrant date.

(3) The 5% and 10% rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimates or projections of future Common Stock prices. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten (10)-year option term will be at the assumed 5% and 10% levels or at any other defined level.

(4) It is presently anticipated that Mr. Moran's stock option will be cancelled and a new option granted in its place after the 1997 Annual Meeting. See "Proposal Two--1997 Cancellation/Regrant."

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

  The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1996 with respect to the Company's Chief Executive Officer and each of the other Named Executive Officers. The fair market value of the Common Stock at fiscal year-end was $0.96875 per share, based on the closing selling price on the Nasdaq National Market. The exercise price of all of the outstanding options held by the Chief Executive Officer and the other Named Executive Officers as of December 31, 1996, was in excess of the fair market value on such date. No stock appreciation rights were exercised or outstanding during such fiscal year.

                                                       UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                           SHARES                     AT FISCAL YEAR END(#)      AT FISCAL YEAR-END
                         ACQUIRED ON                ------------------------- -------------------------
NAME                     EXERCISE(#) VALUE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     ----------- -------------- ----------- ------------- ----------- -------------
Alfred Jay Moran, Jr....                              100,000       25,000          0            0
Timothy da Silva........   50,000           0         196,905      101,985          0            0
Jee Fook Pak............                               18,790       10,930          0            0
Charles F. Wheatley.....                               10,662       10,660          0            0
Ernest J. Joly..........                                7,996        7,996          0            0

  The Company presently intends to cancel and regrant substantially all existing options (other than options granted pursuant to the Automatic Option Grant Program). Based in part upon the delisting of the Company's Common Stock from the Nasdaq National Market, the financial condition of the Company, the stock price, the probable lack of a request for a $15 million financing, desire to avoid any compensation expense in the Company's financial statements and the necessity of retaining its employees, the Company believes that this program would be in the best interests of the shareholders. As such, the Board of Directors and the Stock Option Plan Administration Committee currently intend to cancel and regrant substantially all options outstanding under the Discretionary Option Grant Program of the Plan (and grant additional options to persons who have received options under the Automatic Option Grant Program) with an exercise price in excess of the fair market value of the Common Stock of the Company as traded on the Nasdaq Electronic Bulletin Board on the Grant Date. Pursuant to such program, each such outstanding option will be cancelled and a new replacement option will be granted for the same number of shares, with an exercise price based on the fair market value of the Common Stock on the new grant date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The individuals who served on the Compensation Committee of the Company's Board of Directors during the fiscal year ended December 31, 1996 were Mr. Bryan, the Chairman, Dr. Howland and Mr. Solomon. None of these individuals was at any time during such fiscal year, or at any other time, an officer or employee of the Company.

  The Company has entered into an indemnification agreement with each of its directors.

  The Company and certain of its shareholders entered into a registration rights agreement pursuant to which entities that may be deemed affiliated with a greater than five percent shareholder were granted certain registration rights. Such agreement provides for indemnification by the Company for such persons. See "Certain Relationships and Related Transactions."

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

 Employment Agreement with Timothy da Silva

  In January 1994, the Company entered into a three (3)-year employment agreement with Timothy da Silva. Under the terms of such agreement, Mr. da Silva was entitled to a salary of not less than his then current salary of $150,000 per year, the exact amount of which was determined by the Board of Directors on an annual basis.

Mr. da Silva was also entitled to receive monthly payments, in the amount of at least $599 per month, to be applied to costs related to his automobile plus payment of automobile insurance and maintenance costs. The employment agreement also included provision for an annual bonus to be awarded to Mr. da Silva by the Board of Directors based upon his performance during the applicable past year. However, no such bonus was awarded over the period of the employment agreement. Mr. da Silva participated in all of the Company's employee benefit plans and the Company was obligated to provide him with life and disability insurance premium payments. In the event of his termination other than for cause, Mr. da Silva was entitled to a severance payment equal to six (6) months of his then current salary plus six (6) months additional coverage under the Company's health, medical and dental plans. Mr. da Silva resigned as Chief Executive Officer of the Company effective December 31, 1996 but he has continued to serve as a Director since such date, and stayed as an employee of the Company until February 14, 1997. The Company has no continuing obligations to Mr. da Silva under his employment agreement beyond February 14, 1997.

 Change in Control Arrangements

  The Stock Option Plan Administration Committee of the Board of Directors has the authority as Plan Administrator of the 1993 Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers under that plan in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following an acquisition of the Company by merger or asset sale. In connection with a hostile change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding voting stock or through a proxy contest for the election of Board members, the Plan Administrator has the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program of the 1993 Plan and the automatic vesting of outstanding shares under the Stock Issuance Program.

                         COMPENSATION COMMITTEE REPORT

  For the 1996 fiscal year, the Compensation Committee of the Board of Directors was responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and other key employees and administering certain other compensation programs for such individuals, subject in each instance to review by the full Board. The Compensation Committee also had the exclusive responsibility during such year for the administration of the Company's 1993 Plan under which grants may be made to executive officers and other key employees.

  General Compensation Policy. The fundamental policy of the Compensation Committee is to provide the Company's executive officers and other key employees with compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon his own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance targets, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's shareholders. As an executive officer's level of responsibility increases, it is the intent of the Compensation Committee to have a greater portion of his total compensation be dependent upon Company performance and stock price appreciation rather than base salary.

  Factors. For Timothy da Silva, the Compensation Committee followed the terms of his employment agreement with the Company in determining his compensation for 1996. That agreement specified the compensation, subject to Board adjustment, that was paid to Mr. da Silva during 1996. Several of the more important factors which the Compensation Committee considered in establishing the components of the compensation packages for executive officers who do not have an employment agreement with the Company for the 1996 fiscal year are summarized below. Additional factors were also taken into account, and the Compensation Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

  Base Salary. The base salary for each officer who does not have an employment agreement with the Company is determined on the basis of the following factors: experience, personal performance and internal comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

  Annual Incentive Compensation. Annual bonuses are earned by each executive officer primarily on the basis of the Company's achievement of certain corporate financial performance targets established for each fiscal year. For fiscal year 1996, as the Company's results did not meet the established targets, no bonuses were paid.

  Long-Term Incentive Compensation. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten (10) years). Each option generally becomes exercisable in installments over a two
(2) or three (3)-year period, contingent upon the executive officer's continued employment with the Company or a subsidiary. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the two (2) or three (3)-year vesting period, and then only if the market price of the underlying shares appreciates over the option term.

  The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. In 1996, only Mr. da Silva received an option grant. Such option is described in the Summary Compensation Table, in the column entitled "Long Term Compensation Awards--Securities Underlying Options" and in the "Option Grants in Last Fiscal Year" Table.

  CEO Compensation. In setting the compensation payable to the Company's Chief Executive Officer, Mr. da Silva, the Compensation Committee followed the terms of the employment agreement that was previously negotiated between Mr. da Silva and the Company. In accordance with the terms of his employment agreement, as adjusted by the Board, Mr. da Silva received a base salary of $196,309 in 1996.

  No cash bonus was paid to Mr. da Silva for the 1996 fiscal year. In 1996, Mr. da Silva was granted an option to purchase 15,000 shares of Common Stock to make a portion of his total compensation contingent on increased value for the Company's shareholders; the option will have no value unless there is appreciation in the value of the Company's Common Stock over the option term and the option may not be exercised unless and until the shareholders approve the 4,000,000-share increase to the 1993 Plan which is the subject of Proposal Two.

  Mr. Alfred Moran was acting President and Chief Executive Officer of the Company during December 1996 and became President and Chief Executive Officer in January 1997. In 1996, Mr. Moran was not paid a salary by the Company; however, Mr. Moran is a member of The Watley Group, LLC, which was and still is being paid a monthly retainer of $15,000 by the Company.

  Compliance with Internal Revenue Code Section 162(m). As a result of Section 162(m) of the Internal Revenue Code, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one (1) year. This limitation applies to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The 1993 Plan is designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under such plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

Dated as of April 21, 1997
                                          Mr. Anthony J.A. Bryan
                                          Dr. Frank L. Howland
                                          Mr. Lewis Solomon

                        COMPARISON OF SHAREHOLDER RETURN

  The graph below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock price with the cumulative total returns of the Nasdaq Market Index and the Company's Peer Group consisting of Altron, Inc., Ceramics Process Systems Corporation, Dense-Pac Microsystems, Inc., Irvine Sensors Corporation, and Microsemi Corp.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
            AMONG MICROELECTRONIC PACKAGING, NASDAQ MARKET INDEX
                      AND CUSTOMER SELECTED STOCK LIST

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period             MICROELECTRONIC                    BROAD
(Fiscal Year Covered)               PACK         PEER GROUP       MARKET
-------------------            ---------------   ------------     ----------
     BASE:                     $100.00           $100.00          $100.00
FISCAL YEAR ENDING 06/30/94    $ 97.62           $ 98.5           $ 98.29
                   09/30/94    $ 88.1            $112.83          $103.52
                   12/30/94    $ 57.14           $114.18          $101.44
                   03/31/95    $ 33.33           $116.84          $104.44
                   06/30/95    $ 45.24           $164.48          $114.25
                   09/29/95    $ 45.24           $216.68          $127.3
                   12/29/95    $ 38.1            $196.3           $126.28
                   03/29/96    $ 78.57           $185.08          $132.11
                   06/28/96    $ 83.33           $174.74          $141.9
                   09/30/96    $ 64.29           $124.56          $145.81
                   12/31/96    $ 18.45           $156.62          $152.67

-------
(1) The graph covers the period from April 21, 1994, the date the Company's initial public offering commenced, through the fiscal year ended December 31, 1996.

(2) The graph assumes that $100 was invested on April 21, 1994 in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

(3) Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(4) The performance graph and all of the material in the Compensation Committee Report is not deemed filed with the Commission, and is not incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for such persons, the Company believes that all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners during the period from January 1, 1996 to December 31, 1996, were complied with the exception of Mr. Lewis Solomon. Mr. Solomon filed an amended Form 3 on February 14, 1997 indicating that he beneficially owned 616 shares of the Company's Common Stock. Such ownership was not reported on Mr. Solomon's initial Form 3 filed on or about November 21, 1996.

                  INFORMATION INCORPORATED BY REFERENCE

  Financial statements, including schedules, are incorporated by reference to pages F-1 through F-30 of the Company's 1996 Form 10-K (File No. 0-23562) filed with the Securities and Exchange Commission on April 15, 1997. Additional financial statements are incorporated by reference to Item 1 (on pages 3 through 7) of the Company's 1997 Form 10-Q (File No. 0-23562) filed with the Securities and Exchange Commission on May 15, 1997.

  Management's discussion and analysis of financial condition and results of operations are incorporated by reference to Item 7 (on pages 15 through 33) of the Company's 1996 Form 10-K (File No. 0-23562) filed with the Securities and Exchange Commission on April 15, 1997 and the Company's amended 1996 Form 10-K/A (File No. 0-23562) filed with the Securities and Exchange Commission on or about June 23, 1997. Additional management discussion and analysis is incorporated by reference to Item 2 (on pages 11 through 27) of the Company's 1997 Form 10-Q (File No. 0-23562) filed with the Securities and Exchange Commission on April 15, 1997.

  Information regarding changes in and disagreements with accountants on accounting and financial disclosure is incorporated by reference to Item 9 (on page 33) of the Company's 1996 Form 10-K (File No. 0-23562) filed with the Securities and Exchange Commission on April 15, 1997.

  The Consent Of Independent Accountants and Consent Of Independent Certified Public Accountants are incorporated by reference to Exhibits 23.1 and 23.2, respectively, to the Company's Form 10-K (File No. 0-23562) filed with the Securities and Exchange Commission on April 15, 1997.

                                   FORM 10-K

  The Company files an Annual Report on Form 10-K with the SEC. A copy of the Annual Report on Form 10-K (excluding exhibits) including financial statements and schedules has been included with the mailing of this proxy to all shareholders. A copy of the Company's Form 10-Q referred to above has also been included with this proxy to all shareholders. SHAREHOLDERS MAY OBTAIN ADDITIONAL COPIES OF THESE REPORTS, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WITHOUT CHARGE, BY WRITING TO DENIS J. TRAFECANTY, CHIEF FINANCIAL OFFICER OF THE COMPANY, AT THE COMPANY'S EXECUTIVE OFFICES AT 9350 TRADE PLACE, SAN DIEGO, CALIFORNIA 92126.

  The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                          THE BOARD OF DIRECTORS

Dated: June 20, 1997

                        MICROELECTRONIC PACKAGING, INC.
                     1993 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------
                (AS AMENDED AND RESTATED THROUGH APRIL 10, 1997)


                                  ARTICLE ONE

                                    GENERAL
                                    -------


   I.      PURPOSE OF THE PLAN

          A. This 1993 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Microelectronic Packaging, Inc., a California corporation (the "Corpora tion"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

          B. The Discretionary Option Grant and Stock Issuance Programs under this Plan became effective on April 21, 1994, the date on which the shares of the Corporation's Common Stock were first registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Plan Effective Date. The Automatic Option Grant Program under this Plan became effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Automatic Grant Program Effective Date.

          C. This April 1997 restatement of the Plan shall become effective immediately upon its adoption by the Board of Directors, subject, however, to shareholder approval. The Plan shall be administered in compliance with the applicable requirements of SEC Rule 16b-3, as in effect from time to time.

          D. This Plan serves as the successor to the Corporation's 1988 Stock Option Plan (the "Predecessor Plan"), and no further option grants or share issuances shall be made under the Predecessor Plan from and after the Plan Effective Date. All outstanding stock options and unvested share issuances under the Predecessor Plan on such Plan Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding stock options and unvested share issuances under this Plan. However, each outstanding option grant so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's

Common Stock thereunder. All unvested shares of Common Stock outstanding under the Predecessor Plan on the Plan Effective Date shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or modify the rights or obligations of the holders of such unvested shares.

   II.    DEFINITIONS

          A. For purposes of the Plan, the following definitions shall be in effect:

          BOARD:  the Corporation's Board of Directors.

          CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept; or

                (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          CODE:  the Internal Revenue Code of 1986, as amended.

          COMMON STOCK:  shares of the Corporation's common stock.

          CORPORATE TRANSACTION: any of the following shareholder-approved transactions to which the Corporation is a party:

                                       2.

          (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

          - If the Common Stock is at the time traded on the Nasdaq Electronic Bulletin Board, the Fair Market Value shall be the average of the highest bid price and the lowest ask price per share on the date in question, as such prices are reported by the National Association of Securities Dealers through the Nasdaq Electronic Bulletin Board or any successor system. If there are no reported bid or ask prices for the Common Stock on the date in question, then the average of the highest bid price and the lowest ask price on the last preceding date for which such quotations exist shall be determinative of the Fair Market Value.

          - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the

                                       3.

     Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          OPTIONEE: a person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

          PARTICIPANT: a person who is issued Common Stock under the Stock Issuance Program.

          PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

          SECONDARY COMMITTEE: a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

          SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

          SERVICE: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

                                       4.

          B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

   III.   STRUCTURE OF THE PLAN

          A.    Stock Programs.  The Plan shall be divided into three separate
                --------------
components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each individual serving as an eligible non-employee Board member on the Automatic Grant Program Effective Date and each individual who first joins the Board as an eligible non-employee director after the Automatic Grant Program Effective Date will at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Three, with the first such grants to be made on the Automatic Grant Program Effective Date. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of the fair market value of the shares at the time of issuance or as a bonus for past services rendered the Corporation.

          B.    General Provisions.  Unless the context clearly indicates
                ------------------
otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

                                       5.

   IV.    ADMINISTRATION OF THE PLAN

          A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders, other than to those Section 16 Insiders who are serving on the Primary Committee. The Board shall retain sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to members of the Primary Committee.

          B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary).

          C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

          D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

          E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                                       6.

          F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

   V.     OPTION GRANTS AND STOCK ISSUANCES

          A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Four shall be limited to the following:

                (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                (ii)    non-employee Board members; and

                (iii) those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

          B.    The Plan Administrator shall have full authority to determine,
(i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") that satisfies the requirements of Section 422 of the Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

          C. Approval by the Plan Administrator of an option grant under the Discretionary Option Grant Program shall constitute approval by such Plan Administrator of the subsequent exercise, and payment of the exercise price of, such option in accordance with the terms and conditions thereof.

   VI.    STOCK SUBJECT TO THE PLAN

          A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock

                                       7.

which may be issued over the term of the Plan shall not exceed 4,690,632 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve includes the two million two hundred thousand (2,200,000)-share increase authorized by the Board on November 21, 1996, subject to shareholder approval, and the one million eight hundred thousand (1,800,000)-share increase authorized by the Board on April 10, 1997, subject to shareholder approval. To the extent one or more outstanding options under the Predecessor Plan incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

          B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1996 calendar year.

          C. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original option or issue price paid per share shall be added back to the share reserve and shall accordingly be made available for subsequent issuance under the Plan. However, should the exercise price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

          D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic

                                       8.

Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       9.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------


   I.     TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply
                    --------
with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

          A.    Option Price.
                ------------

                1. The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                        (i) The option price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                        (ii) The option price per share of Common Stock subject to a non-statutory stock option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                2. The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                        (i) full payment in cash or check drawn to the Corporation's order;

                        (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                                      10.

                        (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                        (iv) full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph 2, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is used in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

          B.    Term and Exercise of Options.  Each option granted under this
                ----------------------------
Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death.

          C.    Termination of Service.
                ----------------------

                1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                        (i) Should an Optionee cease Service for any reason (other than death) while holding one or more outstanding options under this Article Two, then none of those options shall remain exercisable for more than a ninety (90)-day period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                                      11.

                        (ii) Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the earlier of (A) six (6) months measured from the date of the
                     -------
        Optionee's death or (B) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate.

                        (iii) Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                        (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

                        (v) Should (A) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

          2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph 1 above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments in which Optionee would have otherwise vested had such cessation of Service not occurred.

                                      12.

               D.       Shareholder Rights.
                        ------------------

                        An Optionee shall have no shareholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

               E.       Repurchase Rights.
                        -----------------

                        The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                                (i) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                                (ii)    All of the Corporation's outstanding
        repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (A) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (B) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                                (iii) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

   II.    INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be
                                                                       ---
subject to such terms and conditions.

                                      13.

          A.    Dollar Limitation.  The aggregate Fair Market Value (determined
                -----------------
as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

          B.    10% Shareholder.  If any individual to whom an Incentive Option
                ---------------
is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

   III.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL

          A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed

                                      14.

by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

          C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such
                         --------
securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

          D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options granted under the Plan that are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

          E. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          F. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

                                      15.

          G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

   IV.    CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the Predecessor Plan incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than (i) one hundred percent (100%) of the Fair Market Value on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant of an Incentive Option to a 10% Shareholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

                                      16.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------


   I.     ELIGIBILITY

          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to those individuals who are serving as non-employee Board members on the Automatic Grant Program Effective Date or who are first elected or appointed as non-employee Board members on or after such Effective Date, whether through appointment by the Board or election by the Corporation's shareholders. Each non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

   II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A.    Grant Dates.  Subject to shareholder approval of the amendments
                -----------
to the Plan adopted by the Board on November 21, 1996, option grants shall be made under this Article Three on the dates specified below:

                1. Initial Grant. Each Eligible Director who is first elected or appointed as a non-employee Board member on or after November 21, 1996, shall automatically be granted, on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 15,000 shares of Common Stock upon the terms and conditions of this Article Three.

                2. Annual Grant. On the date of each Annual Shareholders Meeting, beginning with the 1997 Annual Meeting, each individual who is to continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 10,000 shares of Common Stock upon the terms and conditions of this Article Three. There shall be no limit on the number of such 10,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                3. November 1996 Grant. Each individual who is serving as an Eligible Director on November 21, 1996, shall automatically be granted on such date a Non-Statutory Option to purchase 15,000 shares of Common Stock upon the terms and conditions of this Article Three.

                                      17.

          B.    Exercise Price. The exercise price per share of Common Stock
                --------------
subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          C.   Payment.
               -------

               The exercise price shall be payable in one of the alternative forms specified below:

                (i) full payment in cash or check drawn to the Corporation's order;

                (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

                (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                (iv) full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (I) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

          D.    Option Term.  Each automatic grant under this Article Three
                -----------
shall have a maximum term of ten (10) years measured from the automatic grant date.

                                      18.

          E.    Exercisability.  Each automatic grant shall become exercisable
                --------------
in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to become exercisable one (1) year after the automatic grant date. The exercisability of each automatic grant outstanding under this Article Three shall be accelerated as provided in Section II.G and Section III of this Article Three.

          F.    Non-Transferability.  During the lifetime of the Optionee, each
                -------------------
automatic option grant shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following Optionee's death.

          G.    Effect of Termination of Board Membership.
                -----------------------------------------

                1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a ninety (90)-day period following the date of such cessation of Board membership in which to exercise each such option for any or all of the shares of Common Stock for which that option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

                2. Should the Optionee die within ninety (90) days after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board membership (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within six (6) months after the date of the Optionee's death.

                3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then any automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a six (6)-month period following the date of the Optionee's cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock subject to the option at the time of such cessation of Board membership.

                                      19.

                4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten
(10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board membership.

          H.    Shareholder Rights.  The holder of an automatic option grant
                ------------------
under this Article Three shall have none of the rights of a shareholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          I.    Remaining Terms.  The remaining terms and conditions of each
                ---------------
automatic option grant shall be as set forth in the form Director Automatic Grant Agreement attached as Exhibit A.

   III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

          A. In the event of any Corporate Transaction, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares. Immediately after the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

          B. In connection with any Change in Control, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares. Any option accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          C. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                      20.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM
                             ----------------------


   I.     TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

          A.    Consideration.
                -------------

                1. Shares of Common Stock shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                        (i)     cash or check drawn to the Corporation's order;

                        (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                        (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

                2. Shares of Common Stock may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

          B.    Vesting Provisions.
                ------------------

                1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                        (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

                                      21.

                        (ii) the number of installments in which the shares are to vest,

                        (iii) the interval or intervals (if any) which are to lapse between installments, and

                        (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

                2. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, reclassification of Common Stock or other similar change in the Corporation's capital structure or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Plan, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service.

                                      22.

   II.    CORPORATE TRANSACTIONS/CHANGE IN CONTROL

          A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under the Stock Issuance Program shall immediately vest in full, except to the extent the Plan Administrator imposes limitations in the Issuance Agreement which preclude such accelerated vesting in whole or in part.

          B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the shares are issued under the Stock Issuance Program or at any time while the issued shares remain unvested, to provide for the immediate and automatic vesting of one or more of those shares at the time of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

   III.   TRANSFER RESTRICTIONS/SHARE ESCROW

          A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED ________________, 199__, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

          B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or

                                      23.

involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the Participant nor the proposed transferee shall have any rights with respect to those shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

                                      24.

                                  ARTICLE FIVE

                                 MISCELLANEOUS
                                 -------------


   I.     LOANS OR INSTALLMENT PAYMENTS

          A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares plus any Federal and state income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

          B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

   II.    AMENDMENT OF THE PLAN AND AWARDS

          A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, amendments to the Plan shall be subject to shareholder approval to the extent required under applicable law or regulation.

                                      25.

          B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until shareholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

    III.  TAX WITHHOLDING

          The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

          The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of non-statutory options (other than the automatic grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                (i)     Stock Withholding:  The holder of the non-statutory
                        -----------------
        option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                (ii)    Stock Delivery:  The Plan Administrator may, in its
                        --------------
        discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of

                                      26.

        Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

   IV.    EFFECTIVE DATE AND TERM OF PLAN

          A. This Plan, as successor to the Predecessor Plan, became effective as of the Plan Effective Date, and no further option grants or stock issuances shall be made under the Predecessor Plan from and after the Plan Effective Date.

          B. Each stock option grant outstanding under the Predecessor Plan immediately prior to the Plan Effective Date was incorporated into this Plan and is treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. Each unvested share of Common Stock outstanding under the Predecessor Plan on the Plan Effective Date shall continue to be governed solely by the terms and conditions of the instrument evidencing such share issuance, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holder of such unvested shares.

          C. The option/vesting acceleration provisions of Section III of Article Two and Section II of Article Four relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options or unvested share issuances which are outstanding under the Predecessor Plan on the Plan Effective Date but which do not otherwise provide for such acceleration.

          D. The Plan was amended by the Board on June 5, 1995 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 110,000 shares, and the Plan was further amended by the Board on February 29, 1996 to (i) increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 190,000 shares and (ii) establish a 500,000-share limit on the aggregate number of shares of Common Stock for which any one participant may be issued stock options and direct stock issuances over the remaining term of the Plan. Each of the above amendments was approved by the shareholders at the 1996 Annual Meeting.

          E. The Plan was amended on November 21, 1996 to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 2,200,000 shares, (ii) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program, (iii) provide for administration of the Plan by either a Primary Committee, Secondary Committee or the Board, (iv) allow unvested shares issued under the Plan and subsequently

                                      27.

repurchased by the Company at the option exercise price or issue price paid per share to be reissued under the Plan, (v) amend the Automatic Option Grant Program to (a) provide for special option grants to be made to eligible Board members on November 21, 1996, (b) increase the number of shares of Common Stock for which Options are to be granted to non-employee Board members on their initial election or appointment and (c) increase the number of shares of Common Stock for which options are to be granted on an annual basis to non-employee Board members upon their re-election to the Board at each Annual Shareholders Meeting, beginning with the 1997 Annual Meeting, and (v) effect a series of technical changes to the provisions of the Plan in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934 which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws.

          On April 10, 1997, the Board again amended and restated the Plan to increase the number shares of Common Stock reserved for issuance over the term of the Plan by an additional 1,800,000 shares.

          Both the November 21, 1996 amendments and the April 10, 1997 amendment and restatement of the Plan are subject to approval by the shareholders, and no option grants made on the basis of the share increase adopted by the Board on November 21, 1996 and April 10, 1997 shall become exercisable in whole or in part unless and until such amendments are approved by the shareholders. Should such shareholder approval not be obtained within twelve (12) months of such amendments to the Plan, then option grants made pursuant to such share increases shall terminate and cease to remain outstanding, and no further option grants shall be made on the basis of those share increases. The provisions of the Plan as in effect immediately prior to the November 21, 1996 amendments shall automatically be reinstated, and option grants may thereafter continue to be made pursuant to the reinstated provisions of the Plan.

          All option grants made prior to the November 21, 1996 amendments shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the November 21, 1996 amendments shall be deemed to modify or in any way affect those outstanding options. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

          F.    The Plan shall terminate upon the earlier of (i) December 8,
                                                  -------
2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

                                      28.

   V.     USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

   VI.    REGULATORY APPROVALS

          A. The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

          B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

   VII.   NO EMPLOYMENT/SERVICE RIGHTS

          Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

   VIII.  MISCELLANEOUS PROVISIONS

          A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

          B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

          C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                      29.

                        MICROELECTRONIC PACKAGING, INC.

             NON-EMPLOYEE DIRECTOR AUTOMATIC STOCK OPTION AGREEMENT


RECITALS
--------

          A. The Corporation has approved an automatic option grant program under the 1993 Stock Option/Stock Issuance Plan (the "Plan") pursuant to which the non-employee members of the Corporation's Board of Directors (the "Board") will automatically receive periodic option grants designed to reward them for services they have rendered to the Corporation and to encourage them to continue in the service of the Corporation.

          B. Optionee is a non-employee member of the Board and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under the Plan.

          C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code and
     ---
is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

          NOW, THEREFORE, it is hereby agreed as follows:

          1.  GRANT OF OPTION.  Subject to and upon the terms and conditions set
              ---------------
forth in this Agreement, there is hereby granted to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Non-Employee Director Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Option Price") specified in the Grant Notice.

          2.  OPTION TERM. This option shall have a maximum term of ten (10)
              -----------
years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated in accordance with Paragraph 5 or 7 of this Agreement.

          3.  LIMITED TRANSFERABILITY. This option shall be neither transferable
              -----------------------
nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4.  DATES OF EXERCISE. This option shall become exercisable in a
              -----------------
series of successive annual installments as specified in the Grant Notice. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term. In no event shall this option become exercisable for any additional Option Shares following Optionee's cessation of service as a Board member.

          5.  CESSATION OF BOARD SERVICE.  Should Optionee's service as a Board
              --------------------------
member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

              (i) Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be reduced to a ninety
    (90)-day period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) for which it is exercisable on the date Optionee ceases service as a Board member. Upon the expiration of such ninety (90)-day period, the option shall terminate and cease to be exercisable.

              (ii) Should Optionee die during the ninety (90)-day period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares for which the option is exercisable at the time of Optionee's cessation of Board service (less any Option Shares purchased by Optionee after his or her cessation of Board service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be outstanding, upon the earlier of
                                                                    -------
    (A) the expiration of the six (6)-month period measured from the date of Optionee's death or (B) the specified Expiration Date of the option term.

              (iii)  Should Optionee die or become permanently disabled
    while serving as a Board member, then this option shall accelerate in full and Optionee, or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution, shall have the right to exercise this option for any or all of the Option Shares subject to this option at the time of Optionee's cessation of Board service. Such right of exercise shall terminate, and this option shall accordingly cease to be outstanding, upon the earlier of (A) the expiration of the six (6)-
                                -------
    month period measured from the date on which Optionee dies or becomes permanently disabled or (B) the specified Expiration Date of the option term.

              (iv) Upon Optionee's cessation of Board service for any reason (other than death or permanent disability), this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares for which such option is not otherwise at that time exercisable in accordance with the normal exercise provisions of Paragraph 4 or the special acceleration provisions of Paragraph 7 or 8.

              (v) Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          6.  ADJUSTMENT IN OPTION SHARES. Should any change be made to the
              ---------------------------
Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting such Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Option Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the
                                                        --------
aggregate Option Price shall remain the same.

          7.  CORPORATE TRANSACTION.  In the event of any of the following
              ---------------------
shareholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

              (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

              (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger, this option, to the extent outstanding at such time but not otherwise fully exercisable, shall automatically accelerate so that such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Upon the consummation of the Corporate Transaction, this option shall terminate and cease to be outstanding.

          8.  CHANGE IN CONTROL.
              -----------------

          (a) This option, to the extent outstanding at the time of a Change in Control (as defined below), but not otherwise fully exercisable, shall automatically accelerate so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. This option as so accelerated shall remain fully exercisable until the earlier of (i)
                                                                  -------
the specified Expiration Date of the option term or (ii) the sooner termination of this option in accordance with Paragraph 5 or 7.

          (b) Definitions:  For purposes of this Agreement, a CHANGE IN CONTROL
              -----------
shall be deemed to occur in the event of a change of ownership or control of the Corporation effected through either of the following transactions:

              (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept; or

              (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          9.  MANNER OF EXERCISING OPTION.
              ---------------------------

          (a) In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

              (i) Provide the Secretary of the Corporation with written notice of the option exercise (the "Exercise Notice"), in substantially the form of
    Exhibit I attached hereto, in which there is specified the number of Option Shares which are to be purchased under the exercised option.

              (ii) Pay the aggregate Option Price for the purchased shares in one of the following alternative forms:

               1. full payment in cash or check drawn to the Corporation's order;

               2. full payment in shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

               3. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

              4. full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

              (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

          (b) For purposes of subparagraph 9(a) above and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the determined in accordance with the following provisions:

               (i) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

              (ii) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (c) The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Option Price for the purchased shares must accompany such notice.

          (d) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares.

          (e) In no event may this option be exercised for any fractional share.

          10.  SHAREHOLDER RIGHTS.   The holder of this option shall not have
               ------------------
any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Price for the purchased shares.

          11.  NO IMPAIRMENT OF RIGHTS.  This Agreement shall not in any way
               -----------------------
affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the shareholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          12.  COMPLIANCE WITH LAWS AND REGULATIONS.  The exercise of this
               ------------------------------------
option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

          13.  SUCCESSORS AND ASSIGNS.  Except to the extent otherwise
               -----------------------
provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

          14.  DISCHARGE OF LIABILITY.  The inability of the Corporation to
               ----------------------
obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

          15.  NOTICES.  Any notice required to be given or delivered to the
               -------
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 9350 Trade Place, San Diego, CA 92126. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          16.  CONSTRUCTION/GOVERNING LAW.  This Agreement and the option
               --------------------------
evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Three of the Plan. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   EXHIBIT I
                                   ---------

                             NOTICE OF EXERCISE OF
                             ---------------------
                           NONSTATUTORY STOCK OPTION
                           -------------------------


          I hereby notify Microelectronic Packaging, Inc. (the "Corporation") that I elect to purchase _________ shares of Common Stock of the Corporation (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on ___________, 199_ to purchase up to __________ shares of the Corporation's Common Stock at an option price of $______ per share (the "Exercise Price").

          Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for the Purchased Shares.



_________________________         _____________________________________
Date                                       Optionee

                                  Address:   __________________________

                                             __________________________

Print name in exact manner
it is to appear on the
stock certificate:                _____________________________________


Address to which certificate
is to be sent, if different
from address above:               _____________________________________

                                  _____________________________________


Social Security Number:           _____________________________________

                        MICROELECTRONIC PACKAGING, INC.                   PROXY

                ANNUAL MEETING OF SHAREHOLDERS, AUGUST 14, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      OF MICROELECTRONIC PACKAGING, INC.

  The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Shareholders to be held August 14, 1997 and the Proxy Statement and appoints Lewis Solomon and Anthony J.A. Bryan and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Microelectronic Packaging, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Shareholders of the Company to be held at 9350 Trade Place, San Diego, California 92126 on August 14, 1997 at 10:00 a.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

 1.  FOR WITHHOLD AUTHORITY  EXCEPTIONS [_]  TO ELECT FOUR DIRECTORS TO SERVE FOR THE NEXT YEAR UNTIL THE
     [_] TO VOTE FOR         EXPIRATION OF THEIR TERMS IN 1998 OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.
         NOMINEES  [_]

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box, and strike a line through the nominee's name in the list below:
     Lewis Solomon, Frank Howland, Gary Stein and Anthony J.A. Bryan.

2.   FOR AGAINST ABSTAIN To approve various amendments to the Company's 1993 Stock Option/Stock Issuance Plan including the [_] [_]
     [_] following: (i) increase the number of shares of Common Stock authorized for issuance over the term of such plan by an additional 4,000,000 shares; (ii) amend the eligibility provisions of the Discretionary Option Grant and Stock Issuance
     Programs to make non-employee Board members eligible to receive option grants and direct stock issuances pursuant to such programs; and (iii) amend the Automatic Option Grant Program to (a) provide for special one-time options grants to be made to those individuals then serving or newly-appointed as non-employee Board members as of November 21, 1996, including those individuals appointed as non-employee Board members as of such date, and (b) increase the number of shares of Common Stock subject to automatic option grants to be made to new and continuing non-employee Board members on and after November 21, 1996.

3.   FOR AGAINST ABSTAIN To approve an increase in the Company's authorized but unissued shares of capital stock from
     [_]   [_]     [_]   15,000,000 to 50,000,000 shares of Common Stock and 10,000,000 shares of undesignated Preferred Stock.

4.   FOR AGAINST ABSTAIN To ratify the appointment of BDO Seidman, LLP ("BDO") as independent accountants of the Company for
     [_]   [_]     [_]   the fiscal year ended December 31, 1997.

5.   FOR AGAINST ABSTAIN In their discretion, the Proxies are authorized to vote upon such other matters as may properly come
     [_]   [_]     [_]   before the meeting.

  The Board of Directors recommends a vote FOR the proposals. This Proxy, when properly executed, will be voted as specified above. This Proxy will be voted FOR the proposals if no specification is made. This proxy will also be voted at the discretion of the proxy holder on such matters other than the two specific proposals as may come before the meeting.

 Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
                            ---------------------------------------------------
                                      (Print name(s) on certificate)

 Please sign your name:                                           Date:
                        -----------------------------------------       -------
                                 (Authorized Signature(s))